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DREYFUS INVESTMENT PORTFOLIOS

CORE VALUE PORTFOLIO

MIDCAP STOCK PORTFOLIO

SMALL CAP STOCK INDEX PORTFOLIO

TECHNOLOGY GROWTH PORTFOLIO

(INITIAL SHARES AND SERVICE SHARES)

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2011

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This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the relevant current Prospectus, dated May 1, 2011, of the Core Value, MidCap Stock, Small Cap Stock Index and Technology Growth Portfolios (each, a "Fund" and collectively, the "Funds"), each a separate series of Dreyfus Investment Portfolios (the "Company"), as each Prospectus may be revised from time to time.  To obtain a copy of a Fund's  Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com  or call 1-800-554-4611 or 516-338-3300.

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies," and together with VA contracts, the "Policies").  Individuals may not purchase shares of any Fund directly from the Company.  The Policies are described in the separate prospectuses issued by the Participating Insurance Companies.

Each Fund, except the Small Cap Stock Index Portfolio, currently offers two classes of shares:  Initial shares and Service shares.  The Small Cap Stock Index Portfolio offers Service shares only.  VA contract holders and VLI policy holders (collectively, "Policyowners") should consult the applicable prospectus of the separate account of the Participating Insurance Company to determine which class of Fund shares may be purchased by the separate account.

The most recent Annual Report and Semi-Annual Report to Shareholders for each Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

DESCRIPTION OF THE COMPANY AND FUNDS

The Company is a Massachusetts business trust that commenced operations on May 1, 1998.  Each Fund is a separate series of the Company, an open-end management investment company, known as a mutual fund.  Each Fund is a diversified fund, which means that, with respect to 75% of the Fund's total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as each Fund's  investment adviser.

MBSC Securities Corporation (the "Distributor") is the distributor of each Fund's shares.

Certain Portfolio Securities

The following information supplements (except as noted) and should be read in conjunction with the relevant Fund's Prospectus.

Common and Preferred Stocks.  (All Funds) Stocks represent shares of ownership in a company.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.  After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.  While most preferred stocks pay a dividend, each Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.  Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company.  Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Foreign Securities.  (All Funds, except the Small Cap Stock Index Portfolio)  Each Fund, except the Small Cap Stock Index Portfolio, may invest in "foreign securities."  These securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities.  They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States.  They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.  Supranational entities include international organizations designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.  The foreign securities in which the Fund may invest include securities of foreign companies located in emerging market countries.

Depositary Receipts.  (All Funds, except Small Cap Stock Index Portfolio)  Each Fund, except the Small Cap Stock Index Portfolio, may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts or shares.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

Real Estate Investment Trusts.  (All Funds, except Technology Growth Portfolio) Each Fund, except the Technology Growth Portfolio, may invest in real estate investment trusts ("REITs").  A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code").  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.   Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act").

Investment Companies.  (All Funds)  Each Fund may invest in securities issued by registered and unregistered investment companies, including exchange-traded funds described below.  Under the 1940 Act, a Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's  total assets in the aggregate.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.  Each Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager.  Such investments will not be subject to the limitations described above.  See "Lending Portfolio Securities."

Exchange-Traded Funds.  (All Funds)  Each Fund may invest in shares of exchange-traded funds (collectively, "ETFs") which typically are designed to provide investment results corresponding to a securities (or commodities) index.  These may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares S&P SmallCap 600 Index Fund.  Most ETFs are usually either units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities (or commodities) of, and in substantially the same weighting as, the relevant benchmark index.  The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively.  The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund.  ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index.  ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility.  Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund.  Moreover, a Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Convertible Securities.  (All Funds, except the Small Cap Stock Index Portfolio)  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities have characteristics similar to both fixed-income and equity securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Warrants.  (All Funds, except the Small Cap Stock Index Portfolio)  A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time.  Each Fund, except the Small Cap Stock Index Portfolio, may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

Illiquid Securities.  (All Funds)  Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective.  These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options.  As to these securities, the Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Money Market Instruments.  (All Funds) When the Manager determines that adverse market conditions exist, a Fund may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including the securities described below ("Money Market Instruments").  Each Fund also may purchase Money Market Instruments when it has cash reserves or in anticipation of taking a market position.

U.S. Government Securities—Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  While the U.S. Government provides financial support for such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not obligated by law.  A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity.  Neither the market value of such securities nor the Fund's  share price is guaranteed.

Repurchase Agreements—Each Fund may enter into repurchase agreements with certain banks or non-bank dealers.  In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price.  The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security.  The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement.  Repurchase agreements are considered by the staff of the Securities and Exchange Commission ("SEC") to be loans by the Fund that enters into them.  Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.  In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

Bank Obligations—Each Fund may purchase certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.  With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity.  The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Commercial Paper and Other Short-Term Corporate Obligations—Each Fund may purchase commercial paper consisting of short-term, unsecured promissory notes issued to finance short-term credit needs.  The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Ratings Services ("S&P") or F-1 by Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"), or issued by companies having an outstanding unsecured debt issue currently rated at least A by Moody's, S&P or Fitch, or, if unrated, determined by the Manager to be of comparable quality to those rated obligations which may be purchased by the Fund.

These instruments also include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower.  These notes permit daily changes in the amounts borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Investment Techniques

The following information supplements (except as noted) and should be read in conjunction with the relevant Fund's Prospectus.

Foreign Currency Transactions.  (All Funds, except the Small Cap Stock Index Portfolio)  Each Fund, except the Small Cap Stock Index Portfolio, may enter into foreign currency transactions for a variety of purposes, including:  to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes.

Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies.  A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive.  The Fund's success in these transactions may depend on the ability of the Manager to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Each Fund, except the Small Cap Stock Index Portfolio, also may enter into forward foreign currency exchange contracts ("forward contracts") for the purchase or sale of a specified currency at a specified future date.  The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract.

Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Borrowing Money.  (All Funds)  Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  Such borrowings may be for temporary or emergency purposes or for leveraging, as discussed below.  The Small Cap Stock Index Portfolio currently intends to borrow money only for temporary or emergency purposes (not leveraging).  While borrowings for temporary or emergency purposes (not leveraging) exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments.  Money borrowed will be subject to interest costs.  The Core Value, MidCap Stock and Technology Growth Portfolios may borrow money for investment purposes as described below under "Leverage."  In addition, each Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements, as described below under "Reverse Repurchase Agreements."

Leverage.  (All Funds, except the Small Cap Stock Index Portfolio)  Each Fund is permitted to buy securities using borrowed money, known as leveraging. Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's investments.  These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.  For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.  If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements.  (All Funds)  Each Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.  Each Fund may enter into reverse repurchase agreements with banks, broker/dealers or other financial institutions.  This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security.  The Fund retains the right to receive interest and principal payments on the security.  At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest.  To the extent a Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC.  The SEC views reverse repurchase transactions as collateralized borrowings by a Fund.  Except for these transactions, borrowings by those Funds that may engage in leveraging generally will be unsecured.  Reverse repurchase agreements may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs.  Such transactions, however, may increase the risk of potential fluctuations in the market value of the Fund's assets.  In addition, interest costs on the cash received may exceed the return on the securities purchased.

Lending Portfolio Securities.  (All Funds)  Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon.  Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan).  The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment.  The Fund may participate in a securities lending program operated by The Bank of New York Mellon, an affiliate of Dreyfus, as lending agent (the "Lending Agent").  The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Manager to be of good financial standing.  In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

Short-Selling.  (Technology Growth Portfolio only)  In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security.  The Fund may make short-sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to enhance returns.  To complete a short-sale transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns, or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.  At no time will more than 15% of the value of the Fund's  net assets be in deposits on short sales against the box.

Until the Fund closes its short position or replaces the borrowed security, the Fund will:  (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

Derivatives.  (All Funds) Each Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities to manage foreign currency risk or to increase potential returns.  Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.  Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than "traditional" securities would.  Examples of derivative instruments the Funds (as indicated) may use include options contracts, futures contracts, options on futures contracts, and swap agreements.  A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund's  performance.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss.  A Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund's other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Some derivatives the Funds may use may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index).  This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.   Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its Staff, to "cover" the Fund′s obligations relating to its transactions in derivatives.  For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a futures or forward contract at the time of valuation) while the positions are open.  With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's  daily net liability) under the contracts, if any, rather than such contracts' full notional value.  By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Neither the Company nor any of the Funds will be a commodity pool.  The Company has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility, as a registered investment company, for an exclusion from the definition of commodity pool operator and that neither the Company nor any Fund is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Futures Transactions—In General.  A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security.  An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.  To the extent described in its Prospectus and this Statement of Additional Information, a Fund may invest in futures contracts and options on futures contracts, including those with respect to interest rates, commodities, and securities of indexes.  To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  Transaction costs also are included in these calculations.

Each Fund may enter into futures contracts in U.S. domestic markets, or, except for the MidCap Stock and Small Cap Stock Index Portfolios, on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.  Transactions on foreign exchanges may include commodities which are traded on domestic exchanges or those which are not.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets.  Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures and options with respect thereto by a Fund also is subject to the ability of the Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract.  For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.  Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet variation margin requirements. A Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions.  Each Fund may purchase and sell stock index futures contracts.  A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

Each Fund, except the MidCap Stock and Small Cap Stock Index Portfolios, may purchase and sell currency futures.  A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Each Fund, except the Small Cap Stock Index Portfolio, may purchase and sell interest rate futures contracts.  An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Small Cap Stock Index Portfolio may invest in, or enter into, stock index futures in anticipation of taking a market position when, in the opinion of the Manager, available cash balances do not permit an economically efficient trade in the cash market, to hedge dividend accruals or to meet liquidity needs.

Options—In General.  Each Fund, except the Small Cap Stock Index Portfolio, may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options.  Each Fund, other than the Small Cap Stock Index Portfolio, may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction, such as by segregating permissible liquid assets.  A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.  The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.  A Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions.  Each Fund, except Small Cap Stock Index Portfolio, may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market.  An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

Each Fund, except the MidCap Stock and Small Cap Stock Index Portfolios, may purchase and sell call and put options on foreign currency.  These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Each Fund, except the Small Cap Stock Index Portfolio, may purchase cash-settled options on equity index swaps, described below, denominated in U.S. dollars or foreign currency in pursuit of its investment objective.  A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.

Successful use by a Fund of options will be subject to the ability of the Manager to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates.  To the extent such predictions are incorrect, the Fund may incur losses.

Swap Transactions.  (All Funds, except Small Cap Stock Index Portfolio)  Each Fund, except the Small Cap Stock Index Portfolio, may engage in swap transactions, including equity swaps, currency swaps, index swaps and interest rate swaps.  A Fund may enter into swaps for both hedging purposes and to seek to increase total return.  A  Fund also may enter into options on swap agreements, sometimes called "swaptions."  Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.  Caps and floors have an effect similar to buying or writing options.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a particular foreign currency, or in a "basket" of credit default swaps or securities representing a particular index.  The "notional amount" of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Most swap agreements entered into by a Fund are cash settled and calculate the obligations of the parties to the agreement on a "net basis."  Thus, a Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A cash-settled option on a swap gives the purchaser the right in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.  Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The use of swap agreements is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.  If the Manager is incorrect in its forecasts of applicable market factors, or a counterparty defaults, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.  In addition, it is possible that developments in the swap market including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

A Fund will enter into swap agreements only when the Manager believes it would be in the best interest of the Fund to do so.  In addition, a Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines).

Future Developments.  (All Funds)  A Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's  investment objective and legally permissible for the Fund.  Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

Forward Commitments.  (All Funds, except the Small Cap Stock Index Portfolio)  Each Fund, except the Small Cap Stock Index Portfolio, may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place after the date of the commitment to purchase or sell.  The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make a payment until it receives delivery from the counter party.  The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.  The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

Equity Securities.  (All Funds)  Equity securities, including common stock, and certain preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of a Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

Each Fund may purchase securities of companies in initial public offerings ("IPOs") or shortly thereafter.  An IPO is a corporation's first offering of stock to the public.  Shares are given a market value reflecting expectations for the corporation's future growth.  Special rules of the Financial Industry Regulatory Authority apply to the distribution of IPOs.  Corporations offering IPOs generally have a limited operating history and may involve greater risk.  The prices of these companies' securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.  A Fund may purchase securities of companies which have no earnings or have experienced losses.  A Fund generally will make these investments based on a belief that actual anticipated products or services will produce future earnings.  If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Index Investing.  (Small Cap Stock Index Portfolio only)  The Small Cap Stock Index Portfolio is managed by determining which stocks are to be purchased or sold to match, to the extent feasible, the investment characteristics of the S&P SmallCap 600 Index.  The Fund will attempt to achieve a correlation between its performance and that of the Index, in both rising and falling markets, of at least 0.95, without taking into account expenses.  A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gain distributions, increases or decreases in exact proportion to changes in the Index.  The Fund's ability to correlate its performance with that of the S&P SmallCap 600 Index, however, may be affected by, among other things, changes in securities markets, the manner in which the total return of the S&P SmallCap 600 Index is calculated, the size of the Fund, the amount of cash or cash equivalents held in the Fund, and the timing, frequency and size of shareholder purchases and redemptions.  The Fund will use cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the S&P SmallCap 600 Index.  Inclusion of a security in the S&P SmallCap 600 Index in no way implies an opinion by the sponsor of the Index as to its attractiveness as an investment.  In the future, subject to the approval of the Fund's shareholders, the Fund may select a different index if such a standard of comparison is deemed to be more representative of the performance of the securities the Fund seeks to match.  The Fund is not sponsored, endorsed, sold or promoted by the sponsor of the S&P SmallCap 600 Index.

The Small Cap Stock Index Portfolio may not hold all of the issues that comprise the S&P SmallCap 600 Index because of the costs involved and the illiquidity of certain of the securities which comprise the Index.  Instead, the Fund will attempt to hold a representative sample of the securities in the S&P SmallCap 600 Index so that, in the aggregate, the investment characteristics of the Fund resemble that of the Index.  The stocks to be included in the Fund will be selected using a statistical process known as "sampling."  The process will be used to select stocks so that the market capitalizations, industry weightings, dividend yield, and beta closely approximate those of the S&P SmallCap 600 Index.  The sampling techniques utilized by the Small Cap Stock Index Portfolio are expected to be an effective means of substantially duplicating the investment performance of the S&P SmallCap 600 Index; however, the Fund is not expected to track the S&P SmallCap 600 Index with the same degree of accuracy that complete replication of the Index would have provided.  Over time, the portfolio composition of the Small Cap Stock Index Portfolio will be altered (or "rebalanced") to reflect changes in the composition of the S&P SmallCap 600 Index.

Technology Sector.  The Technology Growth Portfolio invests primarily in, and each other Fund may invest in, securities issued by companies in the technology sector. Many technology companies involve greater risk because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile.  Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.  Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors.  Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or canceled.

Smaller Company Securities.  (MidCap Stock, Small Cap Stock Index and Technology Growth Portfolios only)  Each of these Funds may purchase securities of smaller capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.  The Technology Growth Portfolio is not limited in the amount it may invest in, of small capitalization. and the Small Cap Stock Index Portfolio will invest substantially all of its assets in the securities or companies.  The Funds, together with other investment companies advised by the Manager and its affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely a Fund's ability to dispose of some or all of its position should it desire to do so.

Fixed-Income Securities.  (All Funds, except the Small Cap Stock Index Portfolio) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  Certain securities that may be purchased by a Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.  See "Appendix" for a general description of the Rating Agencies' ratings.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer.  Certain securities that may be purchased by a Fund, such as those rated Baa by Moody's and BBB by S&P and Fitch, or, with respect to the Core Value Portfolio, lower, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities.  Once the rating of a security held by a Fund has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

Lower Rated Securities.  (Core Value Portfolio only)  The Core Value Portfolio may invest a portion of its assets in higher yielding (and, therefore, higher risk) debt securities such as those rated as low as the lowest rating assigned by a Rating Agency.  They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities.  The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.  This higher coupon is what the investor receives in return for bearing greater credit risk.  The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative share price volatility.  Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities.  The Fund will rely on the judgment, analysis and experience of the Manager in evaluating the creditworthiness of an issuer.

            You should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time.  These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations.  The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing.  The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities.  The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid security market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities.  In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

These securities may be particularly susceptible to economic downturns.  An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities.  It is likely that any economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

The Fund may acquire these securities during an initial offering.  Such securities may involve special risks because they are new issues.  The Company has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step-up securities.  In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

The ratings of the Ratings Agencies represent their opinions as to the quality of the obligations which they undertake to rate.  Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal.

Foreign Securities  (All Funds, except the Small Cap Index Portfolio) Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers.  Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g. currency blockage).  A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.  A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income the Fund has available for distribution.  Because a portion of a Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations.  After the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.  In addition, if the exchange rate for the currency in which the Fund investing in such securities receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to enable the Fund to pay such dividends.  Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States.  Securities of some foreign issuers, including depositary receipts, foreign government obligations and securities of supranational entities, are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, by investing in such securities a Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.  Foreign securities held by a Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund's net asset value on days when investors have no access to the Fund.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks, discussed in the relevant Fund's Prospectus and this Statement of Additional Information, that apply to foreign securities traded and held abroad.

State Insurance Regulation.  (All Funds)  The Company is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible.  Certain states have regulations concerning concentration of investments, purchase and sale of future contracts and short sales of securities, among other techniques.  If applied to a Fund, the Fund may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein.  It is the Company's intention that each Fund operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Fund is offered.

Investment Restrictions

Under normal circumstances, each of the Core Value, MidCap Stock and Technology Growth Portfolios invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks (or other instruments with similar economic characteristics).  These stocks are issued by (i) in the case of MidCap Stock Portfolio, mid-cap companies, and (ii) in the case of Technology Growth Portfolio, companies of any size that the Manager believes to be leading producers or beneficiaries of technological innovation.  Each of these Funds has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest 80% of its assets.

Each Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's  outstanding voting securities.  In addition, each Fund has adopted certain investment restrictions as fundamental policies and certain other investment restrictions as non-fundamental policies, as described below.

Core Value Portfolio, MidCap Stock Portfolio and Technology Growth Portfolio only.  Each of these Funds has adopted investment restrictions numbered 1 through 10 as fundamental policies which cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities.  Investment restrictions numbered 11 through 15 are not fundamental policies and may be changed, as to a Fund, by a vote of a majority of the Company's Board members at any time.  None of these Funds may:

1.               Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  For purposes of this Investment Restriction with respect to the Technology Growth Portfolio, the technology sector in general is not considered an industry.

2.               Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation.

3.               Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the voting securities of such issuer.  This restriction applies only with respect to 75% of the Fund's total assets.

4.               Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

5.               Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

6.               Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

7.               Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board.

8.               Act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

9.               Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6, 12 and 13 may be deemed to give rise to a senior security.

10.           Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

11.           Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns as a shareholder in accordance with its views.

12.           Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

13.           Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus and Statement of Additional Information.

14.           Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

15.           Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

* * *

Small Cap Stock Index Portfolio.  The Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities.  Investment restrictions numbered 11 through 13 are not fundamental policies and may be changed by a vote of a majority of the Company's Board members at any time.  The Fund may not:

1.                  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry (except to the extent such Fund's benchmark Index as described in its Prospectus is so concentrated), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.              Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation.

3.              Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the voting securities of such issuer.  This restriction applies only with respect to 75% of the Fund's total assets.

4.              Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

5.              Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

6.              Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

7.              Lend any securities or make any other loans if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board.

8.              Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

9.              Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6 and 12 may be deemed to give rise to a senior security.

10.          Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

11.          Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns as a shareholder in accordance with its views.

12.          Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

13.          Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

* * *

In addition, each Fund has adopted the following policies as non-fundamental policies.  Each Fund intends (i) to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, and (ii) to comply in all material respects with insurance laws and regulations that the Company has been advised are applicable to investments of separate accounts of Participating Insurance Companies.  As non-fundamental policies, these policies may be changed by vote of a majority of the Board members at any time.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.  With respect to Investment Restriction No. 6, however, if borrowings exceed 33-1/3% of the value of a Fund's total assets as a result of changes in values or assets, the Fund must take steps to reduce such borrowings within three business days at least to the extent of such excess.

MANAGEMENT OF THE COMPANY

Board of the Company

Board's Oversight Role in Management.  The Board's role in management of the Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to each Fund, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the Company's and the Manager's Chief Compliance Officer and portfolio management personnel.  The Board's audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Funds' independent registered public accounting firm and the Fund's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  The Board also receives reports from counsel to the Manager and the Board's own independent legal counsel regarding regulatory compliance and governance matters.  The Board has adopted policies and procedures designed to address certain risks to the Funds.  In addition, the Manager and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to a Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to a Fund, and the Board's risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Company's Board members not be "interested persons" (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Manager ("Independent Board members").  To rely on certain exemptive rules under the 1940 Act, a majority of the Company's Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all  of the Company's Board members, including the Chairman of the Board, are Independent Board members, although the Board could in the future determine to add Board members who are not Independent Board members.  The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to each Fund and potential conflicts of interest that could arise from these relationships.

Information About Each Board Member's Experience, Qualifications, Attributes or Skills.  Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships for the past five years, are shown below.

Name (Age) Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Joseph S. DiMartino (67) Chairman of the Board (1998)	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 - present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

   (2000 - 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 - 2009)

Clifford L. Alexander, Jr. (77) Board Member (1998)	President of Alexander & Associates, Inc., a management consulting firm (January 1981 - present)	N/A

David W. Burke (74) Board Member (2003)	Corporate Director and Trustee	N/A

Whitney I. Gerard (76) Board Member (2003)	Partner of Chadbourne & Parke LLP	N/A

Nathan Leventhal (68) Board Member (2009)	Commissioner, NYC Planning Commission (March 2007 - present) Chairman of the Avery-Fisher Artist Program (November 1997 - present)	Movado Group, Inc., Director (2003 - present)

George L. Perry (77) Board Member (2003)	Economist and Senior Fellow at Brookings Institution	N/A

Benaree Pratt Wiley (64) Board Member (2009)	Principal, The Wiley Group, a firm specializing in strategy and business development (2005 - present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008 - present)

Each Board member has been a Board member of Dreyfus mutual funds for over ten years.  Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members.  The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with the Fund's management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the Company and to the Board have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•         Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation ("BNY Mellon") in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

•         Clifford L. Alexander – Mr. Alexander is the President of Alexander & Associates, Inc. a management consulting firm.  Prior to forming Alexander & Associates, Inc., Mr. Alexander served as chairman of the U.S. Equal Employment Opportunity Commission from 1967 to 1969 and as Secretary of the Army from 1977 through 1981.  Mr. Alexander has been a Director of Mutual of America Life Insurance Company since 1989.

•         David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy.  In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. government-sponsored international broadcasts.  Mr. Burke also was a Vice President of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•         Whitney I. Gerard – Mr. Gerard is a partner in the law firm of Chadbourne & Parke LLP, where his practice focuses on the representation and counseling of international companies and individuals doing business and/or engaged in litigation in the United States.

•         Nathan Leventhal – Mr. Leventhal is a Commissioner of the New York City Planning Commission.  Previously, Mr. Leventhal served as Chief of Staff to Mayor John Lindsay, Deputy Mayor to Mayor Ed Koch, and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg.  Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner.  In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus and Chairman of the Avery Fisher Artist Program.

•         George L. Perry – Dr. Perry is an Economist and Senior Fellow at the Brookings Institution.  Dr. Perry was the founder and long time director of the Brookings Panel on Economic Activity and editor of its journal, the Brookings Papers.  Dr. Perry is a Director Emeritus of and a consultant to the State Farm Mutual Automobile Association and State Farm Life Insurance Company.  Prior to joining the Brookings Institution, Dr. Perry served as the Senior Economist to the President's Council of Economic Advisers and was a professor of economics at the University of Minnesota.

•         Benaree Pratt Wiley – Ms. Wiley has been a business entrepreneur and management consultant for over 18 years.  Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms.  Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region.  Ms. Wiley has served on the boards of several public companies and charitable foundations.

Additional Information About the Board and its Committee.  Board members are elected to serve for an indefinite term.  The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are Independent Board members of the Company, as defined in the 1940 Act.  The function of the audit committee is (i) to oversee the Company's accounting and financial reporting processes and the audit of the Fund's financial statements and (ii) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Company's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  The Company's nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter.  The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the Nominating Committee Charter.  The function of the compensation committee is to establish the appropriate compensation for serving on the Board.  The Company also has standing pricing committee comprised of any one Board member.  The function of the pricing committee is to assist in valuing the Fund's investments.  The audit committee met four times and the pricing committee met once during the fiscal year ended December 31, 2010. The compensation committee and the nominating committee did not meet during the past fiscal year.

The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2010.

Name of Board Member	Core Value Portfolio	MidCap Stock Portfolio	Small Cap Stock Index Portfolio
Joseph S. DiMartino	None	None	None
Clifford L. Alexander, Jr.	None	None	None
David W. Burke	None	None	None
Whitney I. Gerard	None	None	None
George L. Perry	None	None	None
Nathan Leventhal	None	None	None
Benaree Pratt Wiley	None	None	None

Name of Board Member	Technology Growth Portfolio	Aggregate Holding of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member
Joseph S. DiMartino	None	$10,001-$50,000
Clifford L. Alexander, Jr.	None	Over $100,000
David W. Burke	None	None
Whitney I. Gerard	None	Over $100,000
George L. Perry	None	None
Nathan Leventhal	None	$10,001-$50,000
Benaree Pratt Wiley	None	$50,001- $100,000

            As of December 31, 2010, none of the Board members or their immediate family members owned securities of the Manager or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

The Company pays its Board members its allocated portion of an annual retainer of $100,000 and a fee of $12,500 per in-person meeting ($2,000 per telephone meeting) attended for the Company and sixteen other funds (comprised of 24 portfolios) in the Dreyfus Family of Funds ($7,500 per in-person meeting if the meeting is for fewer than all of such other funds), and reimburses them for their expenses.  The Chairman of the Board receives an additional 25% of such compensation.  Each Emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members.  The aggregate amount of compensation paid to each Board member by the Company for its fiscal year ended December 31, 2010, and the amount paid to each Board member by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2010, were as follows:

Name of Board Member	Aggregate Compensation From the Company*	Total Compensation From the Company and Fund Complex Paid to Board Member(**)

Joseph S. DiMartino	$1,538	$1,060,250 (175)

Clifford L. Alexander	$1,231	$345,250 (51)

Lucy Wilson Benson+	$550	$86,875 (29)

David W. Burke	$1,219	$491,500 (90)

Whitney I. Gerard	$1,219	$201,250 (29)

Nathan Leventhal	$1,243	$334,000 (49)

Arthur A. Hartman+	$406	$48,750 (27)

George L. Perry	$1,231	$180,000 (27)

Benaree Pratt Wiley	$1,243	$356,000 (73)
___________________________
*

Amount does not include the cost of office space, secretarial and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $2,879.

**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board member served.
+	Emeritus Board member.

Officers of the Company

BRADLEY J. SKAPYAK, President since January 2010. Chief Operating Officer and a director of the Manager since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager.  He is an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since February 1988.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.  Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.   Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.   Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 45 years old and has been an employee of the Manager since October 1990.

RICHARD CASSARO, Assistant Treasurer since January 2008.  Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.  Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.   Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.  Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.  Senior Accounting Manager - Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 44 years old and has been an employee of the Manager since November 1990.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010. Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Distributor since September 2008.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.  Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 196 portfolios).  From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

            The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.

The Company's Board members and officers, as a group, owned less than 1% of each Fund's shares outstanding on March 21, 2011.  See "Information About the Company and Funds" for a list of shareholders known by the Company to own of record 5% or more of a Fund's  outstanding voting securities as of March 21, 2011.

MANAGEMENT ARRANGEMENTS

Investment Adviser.  The Manager is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services and treasury services through a worldwide client focused team.

The Manager provides management services to the Funds pursuant to a  Management Agreement between the Company and the Manager.  As to each Fund, the Management Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.  As to each Fund, the Management Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or, upon not less than 90 days' notice, by the Manager.  The Management Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

The following persons are officers and/or directors of the Manager:  Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Jeffrey D. Landau, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Gary E. Abbs, Vice President-Tax; Jill Gill, Vice President-Human Resources; Joanne S. Huber, Vice President-Tax; Anthony Mayo, Vice President-Information Systems; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Robert G. Capone, Mitchell E. Harris, Cyrus Taraporevala and Scott E. Wennerholm, directors.

The Manager maintains office facilities on behalf of the Company, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Company.  The Manager, from time to time, may make payments from its own assets, including past profits but not including the management fees paid by the Funds, to Participating Insurance Companies in connection with the provision of certain administrative services to one or more Funds or servicing and/or maintaining shareholder accounts.  The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

The Company, the Manager and the Distributor each have a Code of Ethics that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund.  The Code of Ethics subjects the personal securities transactions of the Manager's employees to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager.  In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee (the "Committee").  Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Portfolio Management.  The Manager manages each Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Company's Board.  The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Company's Board to execute purchases and sales of securities for the relevant Fund.  The portfolio managers of Core Value Portfolio are Brian C. Ferguson and Julianne D. McHugh, each of whom is an employee of Dreyfus and The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of Dreyfus.  The portfolio managers of MidCap Stock Portfolio are Langton C. Garvin and Patrick Slattery, each of whom is an employee of Dreyfus and Mellon Capital Management Corporation ("Mellon Capital"), an affiliate of Dreyfus.  The portfolio managers of Small Cap Stock Index Portfolio are Richard A. Brown, Evelyn Y. Chen, Thomas Durante, Rebecca Gao, Lynn A. Hutchison, Todd Rose, Marlene Walker Smith and Karen Q. Wong, each of whom are employees of Dreyfus and Mellon Capital.  The portfolio managers of Technology Growth Portfolio are Barry K. Mills, Matthew Griffin and Erik Swords, each of whom is an employee of Dreyfus and TBCAM.  The Manager maintains research departments with professional portfolio managers and securities analysts who provide research services for the Funds and for other funds advised by the Manager.

Portfolio Manager Compensation (Core Value and Technology Growth Portfolios only). The portfolio managers are compensated by TBCAM and not by the Fund.

Investment Professionals

With the exception of the most senior portfolio managers of TBCAM, investment professionals' cash compensation is comprised primarily of a market-based salary and incentive compensation, including both annual and long-term incentive awards.  Annual cash and long-term incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks.  Incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide financial performance.  Further allocations are made to individual team members by the product portfolio manager based upon individual contribution, individual investment performance, and other qualitative factors.

Select Senior Portfolio Managers

Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate TBCAM's investment professionals for superior investment performance and business results.  It is a two stage model: an opportunity range is determined based on the level of current business (assets under management, revenue) and an assessment of long-term business value (growth, retention, development).  A significant portion of the opportunity awarded is structured and based upon the one-year, three-year and five-year (three-year and five-year weighted more heavily) pre-tax performance of a portfolio manager's accounts relative to the performance of the appropriate peer groups.  Other factors considered in determining the award are individual qualitative performance based on discretionary factors (e.g., leadership, teamwork, etc.) and the asset size and revenue growth or retention of the products managed.  In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee.

Incentive compensation awards are generally subject to management discretion and pool funding availability.  Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability.  Awards are generally paid in cash on an annual basis, however many investment professionals receive a portion of their annual incentive award in deferred vehicles.

Portfolio Manager Compensation (MidCap Stock  and  Small Cap Stock Index Portfolios only).  Dreyfus or Mellon Capital, not either Fund, compensates the portfolio manager.  The primary objectives of Mellon Capital's compensation plans are to:

•   Motivate and reward continued growth and profitability

•   Attract and retain high-performing individuals critical to the on-going success of   Mellon Capital

•   Motivate and reward superior business/investment performance

•   Create an ownership mentality for all plan participants

          The investment professionals' cash compensation is comprised primarily of a market-based base salary and (variable) incentives (cash and deferred). An investment professional's base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) including both short and long term returns and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid in partially in cash with the balance deferred through the Long Term Incentive Plan.

        These positions that participate in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

        The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under Bank of New York Mellon Deferred Compensation Plan for Employees.

Additional Information About Portfolio Managers.  The following table lists the number and types of other accounts advised by each primary portfolio manager and assets under management in those accounts as of the end of the Fund's fiscal year:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed

Brian C. Ferguson	10	$2.1B	3	$176.9M	51***	$2.28B
Langton C. Garvin	21*	$7.580B	11**	$891M	80***	$7.016B
Patrick Slattery	21*	$7.580B	11**	$891M	80***	$7.016B
Thomas Durante	93	$41.312B	73	$64.676B	58	$33.385B
Richard A. Brown	93	$41.312B	73	$64.676B	58	$33.385B
Karen Q. Wong	93	$41.312B	73	$64.676B	58	$33.385B
Barry K. Mills	8	$1.98B	0	N/A	1	$10.7M

* One Registered Investment Company account with $4.534 billion in assets is subject to a performance-based advisory fee.

** One Pooled Account with $31 million in assets is subject to a performance-based advisory fee.

*** Twenty Other Accounts with $3.051 billion in assets are subject to a performance-based advisory fee.

            The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund's fiscal year:

Portfolio Manager	Fund Name	Dollar Range of Fund Shares Beneficially Owned
Brian C. Ferguson	Core Value Portfolio	None
Langton C. Garvin	MidCap Stock Portfolio	None
Patrick Slattery	MidCap Stock Portfolio	None
Thomas Durante	Small Cap Stock Index Portfolio	None
Richard Brown	Small Cap Stock Index Portfolio	None
Karen Wong	Small Cap Stock Index Portfolio	None
Barry K. Mills	Technology Growth Portfolio	None

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of Dreyfus' management of the Funds and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.   Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Funds.  For these or other reasons, the portfolio managers may purchase different securities for a Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

            Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage Other Accounts.

BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of the Fund, are engaged in businesses and have interests other than that of managing the Funds.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by a Fund and the Funds' service providers, which may cause conflicts that could disadvantage a Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund.  BNY Mellon has no obligation to provide to Dreyfus or the Funds, or effect transactions on behalf of a Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of a Fund and may not share that information with relevant personnel of Dreyfus.  Accordingly, Dreyfus has informed management of the Funds that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Dreyfus will make investment decisions for a Fund as it believes is in the best interests of the Fund.  Investment decisions made for a Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates.  Actions taken with respect to such other investment companies or accounts may adversely impact the Funds, and actions taken by a Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of a Fund.  While the allocation of investment opportunities among the Funds and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Funds and the other investment companies and accounts and not solely based on such other interests.

Expenses.  All expenses incurred in the operation of the Company, with respect to the Funds (other than Small Cap Stock Index Portfolio) are borne by the Company, except to the extent specifically assumed by the Manager.  The expenses borne by the Company, with respect to the Funds other than Small Cap Stock Index Portfolio, include: organizational costs, taxes, interest, loan commitment fees, dividends and interest on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or any of its affiliates, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.  In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.  Service shares are subject to an annual distribution fee.  See "Distribution Plan (Service Shares Only)."  Other than for Small Cap Stock Index Portfolio, expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds on the basis determined by the Company's Board, including, but not limited to, proportionately in relation to the net assets of each Fund. All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders.

All expenses incurred in the operation of Small Cap Stock Index Portfolio are borne by the Manager, except management fees, Distribution Plan fees, taxes, interest, brokerage fees and commissions, if any, extraordinary expenses, and the Fund's allocated portion of the fees and expenses of Board members who are not "interested persons" (as defined in the 1940 Act) and fees and expenses of independent counsel to the Company and the Board members who are not "interested persons."

As compensation for the Manager's services, the Company has agreed to pay the Manager a monthly fee at the annual rate set forth below as a percentage of the relevant Fund's  average daily net assets:

Name of Fund	Management Fee

Core Value Portfolio	0.75%
MidCap Stock Portfolio	0.75%
Small Cap Stock Index Portfolio	0.35%*
Technology Growth Portfolio	0.75%

*    With respect to the Small Cap Stock Index Portfolio, the Manager has agreed to reduce its management fee in an amount equal to the Fund's allocated portion of the accrued fees and expenses of the non-interested Board members and fees and expenses of independent counsel to the Company and to the non-interested Board members.

For the fiscal years ended December 31, 2008, 2009 and 2010, the management fees payable by each indicated Fund to the Manager, the amounts waived by the Manager and the net fees paid by the indicated Fund were as follows:

Management Fee Payable

Name of Fund	2008	2009	2010
Core Value Portfolio	$398,762	$243,538	$249,185
MidCap Stock Portfolio	$1,783,209	$1,012,056	$1,145,414
Technology Growth Portfolio	$1,046,279	$987,208	$1,432,775
Small Cap Stock Index Portfolio	$937,351	$357,008	$505,647

Reduction in Fee

Name of Fund	2008	2009	2010
Core Value Portfolio	$455	$0	$0
MidCap Stock Portfolio	$54,681	$26,646	$0
Technology Growth Portfolio	$273,125	$138,655	$0
Small Cap Stock Index Portfolio	$0	$0	$0

Net Fee Paid

Name of Fund	2008	2009	2010
Core Value Portfolio	$ 398,307	$243,538	$249,185
MidCap Stock Portfolio	$1,728,528	$985,410	$1,145,414
Technology Growth Portfolio	$ 773,154	$848,553	$1,432,775
Small Cap Stock Index Portfolio	$ 937,351	$357,008	$505,647

The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's assets increases.

Distributor.  The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually.  The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and  BNY Mellon Funds Trust.

The Manager or the Distributor may provide cash payments out of its own resources to Participating Insurance Companies and other financial intermediaries that sell shares of the Funds or provide other services.  Such payments are separate from any 12b-1 fees and/or shareholder services fees or other expenses paid by the Funds to those Participating Insurance Companies and other financial intermediaries.  Because those payments are not made by the policyowners or the Funds, a Fund's total expense ratio will not be affected by any such payments. These additional payments may be made to Participating Insurance Companies and other financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Participating Insurance Companies.  Cash compensation also may be paid from the Manager's or the Distributor's own resources to Participating Insurance Companies for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Participating Insurance Companies in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for the Participating Insurance Company to recommend or sell shares of the Fund to you.  Please contact your Participating Insurance Company for details about any payments it may receive in connection with the sale of Company shares or the provision of services to the Funds.

Transfer and Dividend Disbursing Agent and Custodian.  Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, is the transfer and dividend disbursing agent for each Fund.  Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Company and the payment of dividends and distributions payable by the Company.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Company during the month, and is reimbursed for certain out-of-pocket expenses. Each Fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of Fund shares.

The Bank of New York Mellon (the "Custodian"), an affiliate of the Manager, located at One Wall Street, New York, New York 10286, serves as custodian for each Fund's investments.  Under a custody agreement with the Company, the Custodian holds each Fund's securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee based on the market value of each Fund's assets held in custody and receives certain securities transaction charges.

HOW TO BUY SHARES

Each Fund, except the Small Cap Stock Index Portfolio, offers two classes of shares—Initial shares and Service shares.  The Small Cap Stock Index Portfolio offers only Service shares.  The classes are identical, except as to the expenses borne by each class which may affect performance.  See "Distribution Plan (Service Shares Only)."  Fund shares currently are offered only to separate accounts of Participating Insurance Companies.  Individuals may not place purchase orders directly with the Company.

The Company reserves the right to reject any purchase order. The Company will not establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT act of 2001.  Foreign financial institutions include:  foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter. The Company will not accept cash, travelers' checks or money orders as payment for shares.

As discussed under "Management Arrangements – Distributor," Participating Insurance Companies and other financial intermediaries may receive revenue sharing payments from the Manager or the Distributor.  The receipt of such payments could create an incentive for a Participating Insurance Company to recommend or sell shares of a Fund instead of other mutual funds where such payments are not received.  Please contact your Participating Insurance Company for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds.

Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to Policies.  See the prospectus of the separate account of the applicable Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific classes of the Funds and in specific Funds of the Company.  The Company does not issue share certificates.

Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the applicable Fund determined on such business day if the orders are received by the Company in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Company on the next business day in accordance with applicable requirements.  It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements.  Policyowners should refer to the prospectus for their Policies in this regard.

Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time), on each day that the NYSE is open for regular business.  For purposes of determining net asset value, certain options and futures may be valued 15 minutes after the close of trading on the floor of the NYSE.  Net asset value per share of each class of shares is computed by dividing the value of a Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.  For information regarding methods employed in valuing each Fund's investments, see "Determination of Net Asset Value."

Converting shares. Under certain circumstances, Fund shares may be converted from one Class of shares to another Class of the shares of the Fund. The aggregate dollar value of the shares of the Class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose Fund shares are converted from one Class to another Class of the Fund will not realize taxable gain or loss as a result of the conversion.

DISTRIBUTION PLAN

(SERVICE SHARES ONLY)

Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Company's Board has adopted such a plan (the "Distribution Plan") with respect to each Fund's Service shares pursuant to which the Fund pays the Distributor at an annual rate of 0.25% of the value of the average daily net assets of the Fund's Service shares for distributing Service shares, for advertising and marketing related to Service shares and for servicing and/or maintaining accounts of Service class shareholders.  Under the Distribution Plan, the Distributor may make payments to Participating Insurance Companies and the principal underwriters for their Policies in respect of these services.  The fees payable under the Distribution Plan are payable without regard to actual expenses incurred.  The Board believes that there is a reasonable likelihood that the Company's Distribution Plan will benefit each Fund and the holders of its Service shares.

A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Board for its review.  The Distribution Plan provides that it may not be amended to increase materially the costs which holders of Service shares may bear without the approval of the holders of Service shares and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan.  As to each Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Fund's Service shares.

Set forth below are the amounts paid pursuant to the Plan by each indicated Fund, with respect to its Service shares, to the Distributor for the fiscal year ended December 31, 2010:

Name of Fund	Fee Payable to Distributor	Fee Reduction	Net Fee Paid To Distributor
Core Value Portfolio	$41,662	$0	$41,662
MidCap Stock Portfolio	$43,370	$20,350	$23,020
Technology Growth Portfolio	$288,883	$0	$288,883
Small Cap Stock Index Portfolio	$361,177	$0	$361,177

HOW TO REDEEM SHARES

Fund shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. Individuals may not place redemption orders directly with the Company.

Redemption requests received by the Participating Insurance Company from separate accounts on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the applicable Fund determined on such business day if the requests are received by the Company in proper form and in accordance with applicable requirements on the next business day.  It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements.  Policyowners should consult their Policy prospectus in this regard.  The value of the shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value.  No charges are imposed by the Company when shares are redeemed.

The Company ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.

Should any conflict between Policyowners arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment the of Policyowners.

Redemption Commitment.  The Company has committed to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption from a Fund in excess of such amount, the Company's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the Fund's investments are valued.  If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions.  The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Company ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Company's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Company's shareholders.

EXCHANGE PRIVILEGE

Investors can exchange shares of a Fund for shares of the same class of any other fund managed by the Manager that is offered only to separate accounts established by Participating Insurance Companies to fund Policies, or for shares of any such money market portfolio, subject to the terms and conditions relating to exchanges set forth in the applicable Policy prospectus.  Policyowners should refer to the applicable Policy prospectus for more information on exchanging Fund shares.  The Company reserves the right to modify or discontinue its exchange program at any time upon 60 days' notice to the Participating Insurance Companies.

DETERMINATION OF NET ASSET VALUE

Valuation of Portfolio Securities.  Each Fund's investments are valued on the basis of market quotation or official closing prices.  Each Fund's investment securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the Nasdaq National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price.  Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except that open short positions are valued at the asked price.  Bid price is used when no asked price is available.  Market quotations for foreign securities denominated in foreign currencies are translated into U.S. dollars and foreign currency forward contracts are valued at the average of the most recent bid and asked quotations obtained from a Service approved by the board.  Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the foreign investment securities held by a Fund.  Certain short-term investments may be carried at amortized cost, which approximates value.  Expenses and fees, including the management fee (reduced by any fee waiver or expense reimbursement arrangement), and fees pursuant to the Distribution Plan, with respect to a Fund's Service shares, are accrued daily and taken into account for the purpose of determining the net asset value of the relevant Fund's shares.

Generally, over-the-counter option contracts will be valued by the Service at the average of the most recent bid and asked quotations obtained from the Service.  Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available, are not valued by a independent pricing service approved by the Company′s Board, or are determined by the Company not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the Company calculates a Fund's  net asset value), are valued at fair value as determined in good faith based on procedures approved by the Board.  Fair value of investments may be determined by the Company's Board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading in similar securities of the issuer or comparable issuers.  Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on a fair value procedures may differ from the security's most recent closing price, and from the prices used by other mutual funds to calculate their net asset values.  Foreign securities held by a Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund's assets on days when Fund investors have no access to the Fund.

NYSE Closings.  The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

TAXATION

            See the prospectus and elsewhere in this SAI to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and an investment in a fund.  No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or to discuss state and local tax matters affecting the funds.  Investors in the funds are urged to consult their own tax advisors concerning the tax implications of investments in the funds.

Since the shareholders of each fund are the Participating Insurance Companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the Participating Insurance Company.  Accordingly, no discussion is included as to the federal income tax consequences to such shareholders or to the relevant Policyowners.  For information regarding the taxation of Policyowners, Policyowners should consult the applicable prospectus of the separate account of the Participating Insurance Company.  The discussion below assumes that the shares of each fund will be respected as owned by the insurance company separate accounts.  If this is not true, the person or persons determined to own the shares of a fund will be currently taxed on fund distributions and upon any redemption of fund shares, pursuant to generally applicable rules of the Code and Treasury regulations.

Taxation of the Funds

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders.  As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs") (as defined in the Code); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

Pursuant to the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the current rate of 35 percent, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders (or, potentially, Policyowners) as ordinary income.  In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% is imposed on the excess, if any, of a RIC's "required distribution" over its actual distributions in any calendar year.  Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98% (98.2% for calendar years after 2010) of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years.  This excise tax, however, does not apply to a RIC whose only shareholders are separate accounts of life insurance companies supporting VA contracts and/or VLI policies, and certain other prescribed permissible shareholders.  Therefore, each of the funds is not expected to be subject to the excise tax.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.  A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Diversification Requirements of Section 817(h)

Each fund intends to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder.  Section 817(h) imposes certain diversification requirements on the assets of insurance company separate accounts used to fund VA contracts and/or VLI policies.  Under a special "look-through" provision, if the separate account is a shareholder of a fund that satisfies the Section 817(h) diversification requirements, the separate account will be treated as owning its pro rata portion of each of the assets of the fund for purposes of determining the account's satisfaction of the Section 817(h) diversification requirements.  Accordingly, if a separate account's sole investment is shares of a fund, and that fund satisfies the diversification requirements of Section 817(h), the separate account will be treated as having satisfied the diversification requirements of Section 817(h).

The diversification requirements of Section 817(h) are in addition to the diversification requirements imposed on a fund by the 1940 Act and Subchapter M of the Code.  Under Section 817(h), a separate account (or underlying fund) will be considered adequately diversified if, as of the end of each calendar quarter or within 30 days thereafter, (i) no more than 55% of the total assets of the separate account (or underlying fund) are represented by any one investment, (ii) no more than 70% of the total assets of the separate account (or underlying fund) are represented by any two investments, (iii) no more than 80% of the total assets of the separate account (or underlying fund) are represented by any three investments, and (iv) no more than 90% of the total assets of the separate account (or underlying fund) are represented by any four investments.  Section 817(h) provides, as a safe harbor, that a separate account (or underlying fund) will be treated as being adequately diversified if the asset diversification test under Subchapter M of the Code (discussed above at "Taxation of the Funds") is satisfied and no more than 55% of the value of the separate account's (or underlying fund's) total assets are cash and cash items, U.S. government securities, and securities of other RICs.

For purposes of the diversification requirements of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment.  In addition, each U.S. Government agency or instrumentality is treated as a separate issuer.

Failure by a fund to qualify as a RIC or satisfy the requirements of Section 817(h) could cause the VA contracts and the VLI policies to lose their favorable tax status and require a Policyowner to include in income any income accrued under the Policies for the current and all prior taxable years, thereby losing the benefit of tax deferral.  Under certain circumstances described in applicable Treasury regulations, an inadvertent failure to satisfy the applicable diversification requirements of Section 817(h) may be corrected, but such a correction would require a payment to the IRS.  Any such failure may also result in adverse tax consequences for the Participating Insurance Company issuing the Policies.

Passive Foreign Investment Companies

Funds that invest in foreign securities may own shares in certain foreign entities that are treated as "passive foreign investment companies" ("PFICs"), which could potentially subject such a fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC.  To avoid this treatment, each fund owning PFIC shares intends to make an election to mark the gains (and to a limited extent losses) in a PFIC "to the market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year.  Such gains and losses are treated as ordinary income and loss.  Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case that fund will be required to include in its income annually its share of the PFIC's income and net capital gains, regardless of whether the fund receives any distribution from the PFIC.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation.  Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return.

Non-U.S. Taxes

Investment income that may be received by a fund from sources within foreign countries may be subject to foreign taxes.  Tax treaties between the United States and certain countries may reduce or eliminate such taxes.  It is not possible to determine at this time what a fund's effective rate of non-U.S. taxes will be in any given year.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.  Future Treasury regulations could provide that foreign currency gains that are not directly related to a fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) will not constitute qualifying income for purposes of the gross income test described above at "Taxation of the Funds."

Financial Products

A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund.  Because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received.  Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year.  In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Certain Higher-Risk and High Yield Securities

A fund may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or are in default present special tax issues for a fund.  Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest.  These and other related issues will be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Investor Tax Matters

The rules regarding the taxation of the separate accounts of Participating Insurance Companies that utilize the funds as investment vehicles for VA contracts and VLI policies are complex.  The foregoing is only a summary of certain material United States federal income tax consequences affecting the funds.  Participating Insurance Companies and Policyowners should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the funds.

PORTFOLIO TRANSACTIONS

General.  The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages.  Funds managed by dual employees of the Manager and an affiliated entity, and funds that employ a sub-investment adviser, execute portfolio transactions through the trading desk of the affiliated entity or sub-investment adviser, as applicable (the "Trading Desk").  Those funds use the research facilities, and are subject to the internal policies and procedures, of applicable affiliated entity or sub-investment adviser.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable.  In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Trading Desk attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided;  (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for a Fund are made independently from those of the other investment companies and accounts advised by Dreyfus and its affiliates.   If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the fund, Dreyfus or its affiliates may, but are not required to, aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account and available investments or opportunities for sales will be allocated equitably to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

Dreyfus may buy for the fund securities of issuers in which other investment companies or accounts advised by Dreyfus or BNY Mellon and its other affiliates have made, or are making, an investment in securities that are subordinate or senior to the securities purchased for the fund.  For example, the fund may invest in debt securities of an issuer at the same time that other investment companies or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNY Mellon or its affiliates (including Dreyfus) relating to what actions are to be taken may raise conflicts of interests and Dreyfus or BNY Mellon and its other affiliates may take actions for certain accounts that have negative impacts on other advisory accounts, including the Fund.

Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, the portfolio managers will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses.  The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers.  For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions").  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Funds and accounts managed by the Manager, an affiliated entity or a sub-investment adviser may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.

For the fiscal years ended December 31, 2008, 2009 and 2010, amounts paid by the indicated Funds for brokerage commissions, gross spreads and concessions on principal transactions, none of which was paid directly to the Manager or the Distributor, were as follows:

Brokerage Commissions Paid

Name of Fund	2008	2009	2010
Core Value Portfolio	$ 57,669	$44,030	$30,082
MidCap Stock Portfolio	$392,755	$167,634	$132,996
Technology Growth Portfolio	$347,173	$661,984	$413,227
Small Cap Stock Index Portfolio	$ 78,025	$21,700	$35,000

Concessions on Principal Transactions

Name of Fund	2008	2009	2010
Core Value Portfolio	$23,601	$19,658	$4,402
MidCap Stock Portfolio	$0	$0	$0
Technology Growth Portfolio	$4,122	$19,827	$1,953
Small Cap Stock Index Portfolio	$0	$0	$0

The reasons for the difference between the aggregate dollar amount of brokerage commissions paid in the most recent fiscal year and the aggregate amount of brokerage commissions paid in either or both of the prior fiscal years by the Funds was due to decreased trading activity and, for Technology Growth Portfolio, market volatility from 2008 to 2010 and additionally increasing assets (particularly from 2008 to 2009).

The Company contemplates that, consistent with the policy of seeking best price and execution, brokerage transactions may be conducted through affiliates of the Manager. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to affiliates of the Manager are reasonable and fair.  During the fiscal year ended December 31, 2010, none of the Funds of the Company paid any brokerage commissions to affiliates of the Manager.

IPO Allocations.  Certain funds advised by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may participate in IPOs.  In deciding whether to purchase an IPO, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally considers the capitalization characteristics of the security, as well as other characteristics of the security, and targets funds and accounts with investment objectives and strategies consistent with such a purchase.  Generally, as more IPOs are for small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. Within each product group and capitalization category, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), when consistent with client guidelines, generally will allocate shares of an IPO on a pro rata basis.  In the case of "hot" IPOs, where the Manager (and if applicable, a sub-adviser or Dreyfus affiliate) only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably across participating product groups.  "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed.  The distribution of the partial allocation across product groups will be based on the percentage of total assets under management of the product to the total assets under management of all product groups participating. Within each product, shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation determined by each product group based on trading, custody, and other associated costs.  International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

Soft Dollars.  The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and other services to be used by the investment adviser.  Section 28(e) of the Securities Exchange Act of 1934 provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.  Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, Dreyfus-managed funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e).  Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable affiliated entity or sub-investment adviser in its investment decision-making responsibilities, as contemplated under Section 28(e).  Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Such services and products may include, but are not limited to the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies.  The Trading Desk also may defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems with brokerage commissions generated by client transactions) or functions related thereto (such as clearance and settlement).  Some of the research products or services received by the Trading Desk may have both a research function and a non-research administrative function (a "mixed use").  If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly.  The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars.  The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration.  Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided.  The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful.  Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.  The affiliated entity or sub-investment adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the affiliated entity or sub-investment adviser in providing investment advice to any of the funds or clients it advises.  Likewise, information made available to the affiliated entity or sub-investment adviser from brokerage firms effecting securities transactions for a fund may be utilized on behalf of another fund or client.  Information so received is in addition to, and not in lieu of, services required to be performed by the affiliated entity or sub-investment adviser and fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the normal independent research activities of the affiliated entity or sub-investment adviser, it enables them to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The aggregate amount of transactions during the fiscal year ended December 31, 2010 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

Name of Fund	Transaction Amount	Commissions and Concessions
Core Value Portfolio	$ 26,949,839	$ 24,981
MidCap Stock Portfolio	$ 0	$ 0
Technology Growth Portfolio	$ 289,256,663	$ 373,513
Small Cap Stock Index Portfolio	$ 0	$ 0

Regular Broker-Dealers.  A Fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act.  Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Fund's most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund's transactions or (iii) sold the largest dollar amount of the Fund's securities.  The following is a list of each Fund that acquired securities of its regular brokers or dealers for the fiscal year ended December 31, 2010, the issuer of the securities and the aggregate value per issuer, as of December 31, 2010 of such securities:

Fund	Name of Regular Broker Dealer	Aggregate Value Per Issuer
Core Value Portfolio	J.P. Morgan Securities, Inc. Banc of America INA Citigroup, Inc. Goldman, Sachs & Co. Morgan Stanley Smith Barney	$1,313,000 $ 831,000 $ 535,000 $ 447,000 $ 355,000

     Disclosure of Portfolio Holdings.  It is the policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, at www.dreyfus.com.  In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.  Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings.  Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

Funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.  These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of portfolio holdings of a fund may be authorized only by the fund's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the fund's Board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF

THE DREYFUS FAMILY OF FUNDS

The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in a fund's portfolio.  Dreyfus, through its participation on BNY Mellon's Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures and voting guidelines when voting proxies on behalf of the funds.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts.  Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser's duty of loyalty precludes an adviser from subrogating the clients' interests to its own.  Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined written proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors.  Further, Dreyfus engages a third party as an independent fiduciary to vote all proxies for Fund securities.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC's written guidelines in effect from time to time.  The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC's policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require.  Proposals for which a guideline has not yet been established are referred to the PPC for discussion and vote.  Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

Dreyfus believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote.  Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders.  Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues.  Responsiveness is measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions.  With respect to funds having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the funds is available on the Dreyfus website at www.dreyfus.com and on the SEC's website at www.SEC.gov on the fund's Form N-PX.

INFORMATION ABOUT THE COMPANY AND FUNDS

Each Fund's shares are classified into two classes with the exception of Small Cap Stock Index Portfolio, which has one class.  Each Fund share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class.  Each Fund share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable.  Fund shares have equal rights as to dividends and in liquidation.  Shares have no preemptive, subscription or conversion rights and are freely transferable.

Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Company.  However, the Company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or a Trustee.  The Trust Agreement provides for indemnification from the Company's property for all losses and expenses of any shareholder held personally liable for the obligations of the Company.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Company itself would be unable to meet its obligations, a possibility which management believes is remote.  Upon payment of any liability incurred by the Company, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Company.  The Company intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Company.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders.  As a result, shareholders may not consider each year the election of Board members or the appointment of an independent registered public accounting firm.  However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Company's outstanding voting securities.  In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

The Company is a "series fund," which is a mutual fund divided into separate Portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes.  A shareholder of one portfolio is not deemed to be a shareholder of any other fund.  For certain matters shareholders vote together as a group; as to others they vote separately by fund.

To date, the Board has authorized the creation of four series of shares.  All consideration received by the Company for shares of one of the Funds, and all assets in which such consideration is invested, will belong to that Fund (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto.  The income attributable to, and the expenses of, one Fund would be treated separately from those of the other Funds.  The Company has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter.  Rule 18f-2 further provides that a fund shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.  The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the rule.

Each Fund will send annual and semi-annual financial statements to all its shareholders.

The Small Cap Stock Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").  S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 600 SmallCap Index to track general stock market performance.  S&P's only relationship to the Company is the licensing of certain trademarks and trade names of S&P and of the S&P SmallCap 600 Index which is determined, composed and calculated by S&P without regard to the Company or the Fund.  S&P has no obligation to take the needs of the Company or the owners of the Fund into consideration in determining, composing, or calculating the S&P SmallCap 600 Index.  S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the calculation of the equation by which the Fund is to be converted into cash.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Small Cap Stock Index Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN.  S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The following shareholders are known by the Company to own of record 5% or more of the indicated Fund's shares outstanding on March 21, 2011.  A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

Core Value Portfolio – Initial Shares:
Transamerica Life Insurance Company 4333 Edgewood Rd NE Cedar Rapids, IA 52499-0001	91.5002%
Transamerica Financial Life Insurance Company 4333 Edgewood Rd NE Cedar Rapids, IA 52499-0001	8.4998%
Core Value Portfolio – Service Shares:
Transamerica Life Insurance Company 4333 Edgewood Rd NE Cedar Rapids, IA 52499-0001	88.8552%
Transamerica Financial Life Insurance Company 4333 Edgewood Rd NE Cedar Rapids, IA 52499-0001	7.6368%
Midcap Stock Portfolio – Initial Shares:
Zurich American Life Insurance Company One Security Benefit Place Topeka, KS 66636-1000	40.2216%
Allmerica Financial Life and Annuity Company Attn: Separate Accounts Mail Station S310 440 Lincoln Street Worchester, MA 01653-0001	21.0097%
Symetra Life Insurance Company P.O. Box 3882 Seattle, WA 98124-3882	14.4733%
Transamerica Life Insurance Company P.O. Box 789 Greenville, SC 29602-0789	10.1210%
Midcap Stock Portfolio – Service Shares:
Transamerica Life Insurance Company 4333 Edgewood Rd NE Cedar Rapids, IA 52499-0001	49.0804%
Ameritas Life Insurance Corporation 5900 O St Lincoln, NE 68510-2234	23.7868%
Zurich American Life Insurance Company One Security Benefit Place Topeka, SK 66636-1000	10.9245%
Small Cap Stock Index Portfolio – Service Shares:
Nationwide Life Insurance Company P.O. Box 182029 Columbus, OH 43218-2029	92.3275%
Nationwide Life and Annuity Insurance Company P.O. Box 182029 Columbus, OH 43218-2029	5.1738%
Technology Growth Portfolio – Initial Shares:
NYLIAC 169 Lackawanna Ave Parsippany, NJ 07054-1007	43.8117%
Annuity Investors Life Insurance Company P.O. Box 5423 Cincinnati, OH 45201-5423	19.4830%
Transamerica Life Insurance Company 4333 Edgewood Rd NE Cedar Rapids, IA 52499-0001	16.9719%
Transamerica Financial Life Insurance Company 4333 Edgewood Rd NE Cedar Rapids, IA 52499-0001	5.8742%
Symetra Life Insurance Company P.O. Box 3882 Seattle, WA 98124-3882	7.3824%
American Fidelity 200 N Classen Blvd Oklahoma City, OK 73106-6016	5.6780%
Technology Growth Portfolio – Service Shares:
NYLIAC 169 Lackawanna Ave Parsippany, NJ 07054-1007	65.2251%
Security Distributors, Inc. One Security Benefit Place Topeka, KS 66636-1000	11.0260%
American Enterprise Life Insurance Company 1497 AXP Financial Center Minneapolis, MN 55440	8.6467%
Security Distributors, Inc. One Security Benefit Place Topeka, KS 66636-1000	8.6268%

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectuses.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Company.